UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2022

Owens & Minor, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-09810		54-1701843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

9120 Lockwood Boulevard,	Mechanicsville	Virginia	23116
(Address of principal executive offices)			(Zip Code)

Post Office Box 27626, Richmond, Virginia			23261-7626
(Mailing address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (804) 723-7000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	OMI	New York Stock Exchange

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 29, 2022, the Board of Directors (the “Board”) of Owens & Minor, Inc. (the "Company") approved an amendment and restatement of the Bylaws of the Company to reduce the number of directors constituting the Board from eight to seven to reflect the number of directors comprising the Board immediately following the Annual Meeting of Shareholders on April 29, 2022. The Amended and Restated Bylaws of the Company are included as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s 2022 Annual Meeting of Shareholders on April 29, 2022, the matters described below were voted upon and approved as indicated. There were 76,682,879 shares of common stock entitled to vote at the meeting and 69,595,593 shares were voted in person or by proxy (approximately 90.76% of shares entitled to vote).

(1) Election of seven directors, each for a one-year term, as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mark A. Beck	65,069,569	461,224	33,891	4,030,909
Gwendolyn M. Bingham	61,011,916	4,520,748	32,020	4,030,909
Kenneth Gardner-Smith	65,256,721	269,480	38,483	4,030,909
Robert J. Henkel	61,678,675	3,429,540	456,469	4,030,909
Stephen W. Klemash	65,077,680	453,451	33,553	4,030,909
Mark F. McGettrick	64,750,055	776,026	38,603	4,030,909
Edward A. Pesicka	65,186,128	345,746	32,810	4,030,909

(2) Ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,959,293	2,575,361	60,939	4,030,909

(3) Advisory vote to approve the compensation of our named executive officers as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,995,756	2,479,032	89,896	4,030,909

(4) Advisory vote on the frequency of a shareholder vote on the compensation of our named executive officers as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
61,545,195	35,090	3,937,088	47,311	4,030,909

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

3.1	Amended and Restated Bylaws of the Company effective April 29, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: April 29, 2022	By:	/s/ Nicholas J. Pace
		Name:	Nicholas J. Pace
		Title:	Executive Vice President, General Counsel and Corporate Secretary